UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

Cardinal Infrastructure Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43004	39-3180206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Six Forks Road, #300
Raleigh, North Carolina		27609
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 324-1964

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	CDNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On September 10, 2026, Cardinal Civil Contracting, LLC (the “Borrower”), which is a subsidiary of Cardinal Infrastructure Group Inc. (the “Company”), the other guarantors party thereto, the lenders party thereto and Truist Bank (“Truist Bank”), as administrative agent, issuing bank and swingline lender, entered into a second amendment to the credit agreement (the “Second Amendment”), which amends the Credit Agreement, dated October 1, 2025 (as amended by the First Amendment to the Credit Agreement, dated February 18, 2026, the “Credit Agreement”), by and among the Borrower, the other guarantors from time to time party thereto, the lenders from time to time party thereto and Truist Bank. The Company is not a party to the Second Amendment or the Credit Agreement.

The Second Amendment, among other things, (i) establishes a delayed draw term loan facility in an aggregate principal amount of up to $250,000,000, (ii) increases the aggregate revolving commitments from $75,000,000 to $100,000,000 and (iii) modifies certain other provisions of the Credit Agreement.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Except as modified by the Second Amendment, the terms and conditions in the Credit Agreement remain the same as previously disclosed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Second Amendment to Credit Agreement, dated as of September 10, 2026, by and among Cardinal Civil Contracting, LLC, Cardinal Civil Contracting Holdings LLC, the subsidiary guarantors party thereto, the lenders party thereto and Truist Bank, as administrative agent, issuing bank and swingline lender

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

______________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL INFRASTRUCTURE GROUP INC.

Date:	September 11, 2026	By:	/s/ Mike Rowe
Mike Rowe Chief Financial Officer